UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 20, 2006

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

201 North Broadway Greensburg, Indiana 47240
(Address of principal executive offices)

(812) 663-0157
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2006, MainSource Financial Group, Inc. (the “Company”) issued a press release announcing the appointment of Jeffrey C. Smith as Chief Operating Officer of the Company, effective as of November 20, 2006. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being furnished pursuant to this Item 5.02 as Exhibit 99.1 to this Current Report on Form 8-K.

Prior to joining the Company, Mr. Smith, age 52, was the President and Chief Operating Officer for Allseasons Spas and Fireplaces, of Livonia, Michigan, from 2003 to 2006. Prior to 2003, Mr. Smith held various positions in Kmart Corporation, including Vice President Operations/Administration from 2002-2003, Vice President Store of the Future in 2002, and Divisional Vice President Specialty Businesses from 2000 to 2001.

Pursuant to the terms of the Company’s offer of employment, Mr. Smith will receive compensation of $185,000 annually and will be eligible to participate in the Company’s Executive Bonus Program in 2007, which will provide Mr. Smith the opportunity to earn a bonus up to 49% of his annual compensation. The details of this program have not yet been formulated by the Company. Additionally, Mr. Smith was granted options to purchase 5,000 shares of common stock of the Company with a purchase price of $18.70 per share. The options to purchase common stock vest over a 4 year term, with 10% vesting at the end of Mr. Smith’s first year of employment, and 20%, 30% and 40% vesting at the end of each subsequent year of employment, respectively. Mr. Smith will also receive a vehicle allowance of $36,000 and a country club membership, each of which is consistent with other executive officers of the Company. Finally, the Company agreed to pay Mr. Smith up to $10,000 as a relocation benefit and a housing allowance of $750 per month until he secures permanent housing. There are no other arrangements or understandings between Mr. Smith and any other person pursuant to which Mr. Smith was appointed as an officer, and Mr. Smith does not and has not since the beginning of the Company’s last fiscal year had any direct or indirect interest in any transaction to which the Company was a party.

Item 9.01                Financial Statements and Exhibits.

(d)           The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	MainSource Financial Group, Inc.’s press release dated November 22, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 22, 2006	MAINSOURCE FINANCIAL GROUP, INC.

/s/ James L. Saner, Sr.
James L. Saner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	MainSource Financial Group, Inc.’s press release dated November 22, 2006